Exhibit 10.34(c)

EXECUTION VERSION

WAFER SUPPLY AGREEMENT AMENDMENT NO. 3

This Third Amendment to the WAFER SUPPLY AGREEMENT (this “Third Amendment”), dated as of December 6, 2012, amends that certain Wafer Supply Agreement, dated March 2, 2009 (the “Original WSA”, and as amended to the date hereof, the “Agreement”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities (AMD, FoundryCo and USOpCo are collectively referred to herein as the “Parties”). Capitalized terms used in this Third Amendment without definition shall have the meanings set forth in the Agreement and in Wafer Supply Agreement Amendment No. 1 dated as of April 2, 2011 (the “First Amendment”) or Wafer Supply Agreement Amendment No. 2 dated as of March 4, 2012 (the “Second Amendment”), as applicable.

WHEREAS, the Parties wish to set forth their agreement with respect to (i) certain pricing and other terms of the Agreement regarding certain wafers to be delivered by FoundryCo to AMD during the fourth quarter of 2012 and thereafter, (ii) certain payments to be made by AMD to FoundryCo in 2012 and 2013 and (iii) certain exclusivity and migration provisions regarding Waiver Products as defined in the Second Amendment;

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.	EXCLUSIVITY AND MIGRATION TO FOUNDRYCO

(a) AMD hereby agrees that it will comply in full with the covenants and other agreements concerning exclusivity of production of MPU Products by FoundryCo for AMD as set forth in the Agreement, including without limitation the specific waivers and transition provisions set forth in Section 1(a) and 1(b) of the Second Amendment. In addition, AMD and FoundryCo agree to conduct a planning workshop by [****] in accordance with the parameters set forth on Exhibit A.

(b) AMD hereby agrees that it will comply in full with the provisions related to the transition of GPU Products and Chipset Products to FoundryCo as set forth in the Agreement.

(c) Notwithstanding Section 1(a) and 1(b) of the Second Amendment, AMD shall tape out the MPU Products, certain GPU Products, and Chipset Products specifically identified

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

in Exhibit A to FoundryCo pursuant to Exhibit A. AMD agrees that it shall not take any steps to [****] Although the scheduled tape out dates in Exhibit A are best estimates based on information available at the time of execution of this Third Amendment, and such timing is subject to change by AMD based on business and market conditions and other factors, AMD agrees that such tape out requirements apply to the underlying products as they are understood at the time of the execution of this Third Amendment and that AMD may not avoid these requirements and the related required transitions of Waiver Products and tape outs of the certain GPU Products and of Chipset Products to FoundryCo by changing the names of products or their scope. Should AMD decide to cancel any of the listed products, AMD agrees that it will not tape out any future related products or derivatives related to or emanating from such listed products, or any products that will be sold as substitutes for such products, with any party other than FoundryCo.

(d) Except as set forth in this Third Amendment, each of AMD’s and FoundryCo’s rights and obligations with respect to MPU Products, GPU Products and Chipset Products shall remain as governed by the Agreement.

2.	AMENDMENTS RELATED TO MPU PRODUCT PRICING

(a) MPU Product Pricing from October 1, 2012 through December 31, 2013

(i) Notwithstanding Section 7.1 and Exhibit A of the Original WSA and Section 3 and Schedule A and B of the Second Amendment, AMD commits to purchase and pay for, in the form of a take-or-pay obligation, the Production Wafers containing MPU Products (“MPU Production Wafers”) specified in Exhibit B in accordance with the schedule, amounts and pricing set forth therein.

(ii) The purchase price for the MPU Production Wafers shall be paid in accordance with the payment provisions set forth in the Agreement, provided, however, that [****].

(iii) The specific volume delivery schedule and wafer pricing during the period beginning on October 1, 2012 and ending December 31, 2013 shall be as set forth on Exhibit B. If AMD desires to have flexibility to shift the delivery times of certain MPU Production Wafers volumes between quarters during the this period, AMD shall provide FoundryCo with at least 45 days written notice in advance of the requested delivery date and FoundryCo shall evaluate such request at its sole discretion. AMD acknowledges and agrees that AMD shall not push out any MPU Production Wafers volumes (X) from [****] or [****] to any later period, or (Y) from [****] to [****] or any later period. Further, in the event that FoundryCo’s [****] process qualification is progressing on schedule, if AMD wishes to have the flexibility to shift [****] volumes scheduled for manufacture in [****] to [****] volumes for manufacture [****], then AMD and FoundryCo will discuss the matter in good faith, provided that no such shift in volumes will occur without the express written consent of both parties, which consent may be withheld by either party in its sole and absolute discretion.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b) MPU Product Forecasts, Purchase Orders and Invoicing

(i) AMD hereby agrees that it will comply in full with the provisions related to monthly binding forecasts as set forth in the Agreement, beginning with the delivery on the date hereof of a binding forecast meeting the requirements set forth in the Agreement. AMD acknowledges and agrees that FoundryCo may rely on such forecasts for the purposes of scheduling manufacturing and other resources in accordance with the terms of the Agreement.

(ii) AMD agrees to provide FoundryCo detailed product mix information and purchase orders (X) on the date hereof, for all [****] MPU Production Wafers scheduled for delivery in [****] 2013, and (Y) by [****], for all [****] MPU Production Wafers scheduled for delivery in [****] 2013. Notwithstanding the foregoing, FoundryCo acknowledges and agrees that AMD may update actual product mix information in accordance with AMD’s standard UOB process on a monthly basis, by which AMD will provide FoundryCo updated product mix information by the fifteenth day of the month prior to the month in which the applicable MPU Production Wafers will be started.

(iii) AMD agrees that FoundryCo may at its option complete the manufacture of the [****] MPU Production Wafers referenced in Section 2(b)(ii) at any time prior to their delivery to AMD, notwithstanding that such MPU Production Wafers shall be shipped in accordance with the delivery schedule set forth on Exhibit B. FoundryCo shall have the option of selecting the location for storage at either FoundryCo’s own premises or at a third party’s premises subcontracted by FoundryCo, provided that such third party is obligated to maintain the Wafers in accordance with industry standards. [****] shall bear the storage costs of any [****] MPU Production Wafers stored at [****]. [****] FoundryCo agrees to use reasonable commercial efforts to properly store such MPU Production Wafers in accordance with applicable industry standards and [****] in accordance with this Section 2(b)(iii). FoundryCo agrees that it will deliver to storage pursuant to this Section 2(b)(iii) only MPU Production Wafers that met the applicable yield criteria determined as provided in the Agreement at the time such MPU Production Wafers were manufactured, and that Section 9 of the Agreement shall apply to the MPU Production Wafers placed in storage pursuant to this Section 2(b)(iii), including for any MPU Production Wafers that do not meet such yield criteria. Title and risk of loss of any stored MPU Production Wafers shall remain with FoundryCo until delivered to AMD in accordance with the applicable delivery schedule and terms for such MPU Production Wafers.

(iv) AMD agrees to provide FoundryCo (X) purchase orders and detailed product mix information by [****], 2013 for all [****] MPU Production Wafers scheduled for delivery in [****] 2013, and (Y) purchase orders and detailed product mix information by [****], 2013, for all [****] MPU Production Wafers scheduled for delivery during [****] 2013 and for the period beginning on [****], 2013 and ending on [****], 2013. Notwithstanding the foregoing, FoundryCo acknowledges and agrees that AMD may update actual product mix information in accordance with AMD’s standard UOB process on a monthly basis, by which AMD will provide FoundryCo updated product mix information by the fifteenth day of the month prior to the month in which the applicable MPU Production Wafers will be started.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(v) If and to the extent that AMD has not delivered purchase orders for specified MPU Production Wafers in accordance with the dates set forth in Sections (2)(b)(ii) and 2(b)(iv), then FoundryCo shall thereafter have the right to send an invoice to AMD at the time when the applicable specified MPU Production Wafers are delivered reflecting the price of the applicable MPU Production Wafers for which such purchase orders have not been provided, calculated in accordance with Exhibit B. If and to the extent that AMD has not delivered the applicable product mix information relating to MPU Production Wafers in accordance with the dates set forth in Sections 2(b)(ii) and 2(b)(iv), then FoundryCo may manufacture such MPU Production Wafers based on the most recent product mix information provided by AMD from the UOB; provided, that if AMD had not previously made available the contemplated product mix information FoundryCo may develop and submit its plan for production of products to AMD for discussion, and in the absence of a definitive response by AMD within 10 days of receipt of such plan FoundryCo may manufacture such MPU Production Wafers based on its proposed plan and AMD shall be obligated to take delivery of and pay for such Wafers pursuant to the payment provisions set forth in the Agreement. Payment by AMD on any such invoice shall be due forty-five (45) days following the date of such invoice.

(c) Additional MPU Volume and Future Pricing Plan

(i) AMD and FoundryCo agree to use reasonable commercial efforts to agree by [****], 2013 on the total wafer volume for the annual period following [****], 2013 (the current forecast of these wafers is [****] MPU Production Wafers, inclusive of the [****] MPU Production Wafers scheduled for delivery between [****], 2013 and [****], 2013). AMD agrees to provide monthly binding forecasts for this annual period to FoundryCo in accordance with the terms of the Agreement.

(ii) If AMD and FoundryCo are unable to agree on the total wafer volume for such subsequent period by [****], 2013, then (X) the price for all MPU Products delivered by FoundryCo to AMD during such period shall be calculated in accordance with Section 7.1 and Exhibit A of the Original WSA and the MPU volume shall be calculated in accordance with the binding forecast provisions set forth in Section 5.1 of the Original WSA, and (Y) all other provisions of the Original WSA shall apply and be in full force and effect during such subsequent period, without giving effect to any amendments thereto.

3.	LIMITED WAIVER OF SECTION 2(a)(iv) OF THE SECOND AMENDMENT

(a) FoundryCo hereby waives any claims it may have arising out of or relating to the requirements of Section 2(a)(iv) of the Second Amendment, but solely with respect to AMD’s take-or-pay obligation for the fourth quarter of 2012 (the “Take-or-Pay Waiver”).

(b) In consideration of the Take-or-Pay Waiver, AMD agrees to pay FoundryCo a termination fee of $320,000,000 (the “Termination Fee”), which shall be paid as follows:

(i) no later than December 28, 2012, at least $80,000,000 shall be paid in cash to the account designated by FoundryCo;

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(ii) no later than April 1, 2013, at least $40,000,000 shall be paid in cash to the account designated by FoundryCo; and

(iii) on the date hereof, AMD shall issue a promissory note to FoundryCo in the form attached hereto as Exhibit C in the aggregate principal amount of $200,000,000 (the “Promissory Note”).

AMD’s payment obligations with respect to the Termination Fee, including its obligations under the Promissory Note, shall be absolute and unconditional. AMD shall pay such amounts without reduction, abatement, diminution, counterclaim, set-off, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Agreement or otherwise, or for any other reason whatever.

4.	ADDITIONAL PAYMENT IN THE EVENT OF CERTAIN BREACHES

(a) If AMD fails to tape out the [****] or [****] products with FoundryCo as required by Section 1 and Exhibit A of this Third Amendment, or if AMD fails to comply with the requirements with respect to the [****] product set forth in Exhibit A (including the footnote to Exhibit A), then AMD shall pay to FoundryCo, within 45 days following receipt of invoice for same, an additional [****], to the account designated by FoundryCo (the “Additional Payment”); provided that AMD may make such payment in kind rather than in cash if AMD also delivers at the date of such transfer an independent appraisal from a nationally recognized valuation firm acceptable to FoundryCo confirming that such in-kind property has a Fair Market Value (as defined below) of at least [****], and either (at AMD’s election) standard and customary representations and warranties from AMD, or an opinion of legal counsel acceptable to FoundryCo, confirming that good legal title to such property has been conveyed to FoundryCo free and clear of any liens, claims or other encumbrances. Such Additional Payment shall (x) be in addition to all take-or-pay amounts set forth on Exhibit B, (y) be in addition to any other remedies FoundryCo may have under the Agreement, and (z) not be considered a penalty. For purposes of this Section 4, “Fair Market Value” means, with respect to any in-kind property, the price that would be paid in an arms’-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

5.	MISCELLANEOUS

(a) Each of FoundryCo and AMD represents and warrants that this Third Amendment has been duly authorized, executed and delivered by it, that this Third Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Third Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.

(b) Each of FoundryCo and AMD acknowledges the importance of prompt collaboration and communication with respect to all communications and announcements,

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

whether by press release or otherwise, in respect of their commercial relationship and, as such, agrees to work together and coordinate such communications and announcements, and will make such communications and announcements available to the other party in advance to the extent reasonably possible. This Section 5(b) shall not affect, waive or otherwise amend the existing provisions of the Agreement with respect to communications and announcements.

(c) Other than as expressly provided in this Third Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

[Signature pages follow]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

ADVANCED MICRO DEVICES, INC.

By:	/s/ Devinder Kumar

Name:	Devinder Kumar
Title:	Senior Vice President, Interim Chief
Financial Officer and Corporate Controller

GLOBALFOUNDRIES INC.

By:	/s/ Daniel Durn

Name:	Daniel Durn
Title:	Chief Financial Officer

GLOBALFOUNDRIES U.S. INC.

By:	/s/ Daniel Durn

Name:	Daniel Durn
Title:	Chief Financial Officer

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Schedule for required tape outs

	2012	2013	2014 – going forward
MPU/APU	[****]	[****]	[****]
GPU	[****]	[****]	[****]
Chipset	[****]	[****]	[****]

[****]

2013 [****] Planning Workshop

AMD will provide to FoundryCo the following information for each of the 2013 products set forth in the table above:

•	[****]

AMD will provide monthly updates to the plans above for each of the 2013 products set forth in the table above.

FoundryCo will provide to AMD the following information for each of the 2013 products set forth in the table above:

[****]

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Volume Delivery Schedule and Wafer Pricing by Fiscal Quarter

Volume Delivery (in thousands)

(wafers)	2012	2013
Product	Q4	Q1	Q2	Q3	Q4	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****].

Wafer Pricing ([****])

(US$)	2012	2013
Product	Q4	Q1	Q2	Q3	Q4	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]

Pricing for GPU Products at [****] will be set at $[****]/Wafer ([****]).

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

[Form of Promissory Note]

PROMISSORY NOTE

$200,000,000

Sunnyvale, California

[            ], 2012

FOR VALUE RECEIVED, Advanced Micro Devices, Inc., a Delaware corporation (“Maker”), promises to pay to the order of GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”, and together with its successors and assigns, “Payee”), the principal sum of two hundred million dollars ($200,000,000) as follows:

1. Payments and Maturity. Maker shall pay two hundred million dollars ($200,000,000) on or before December 31, 2013 (such repayments together with any Default Interest, the “Obligations”).

2. Interest. No interest shall be payable on this Note; provided that, except as set forth in Section 4 below, if (a) any Obligation is not paid in full in cash in immediately available funds into the bank account set forth on Exhibit A on or before its due date, or (b) any other Event of Default shall occur and remain uncured, then without any further action on the part of the Payee interest shall immediately become due and payable on the aggregate unpaid principal amount that has not been paid by Maker when due pursuant to this Note at such time, at the rate of twenty percent (20%) per annum (the “Default Interest”), commencing retroactively from the date of this Note as set forth above ([            ], 2012) and accruing until the date on which both such unpaid and overdue principal amount and any unpaid Default Interest have been paid in full and no other Event of Default shall remain uncured.

3. Prepayment. Maker may prepay this Note at any time, in whole or in part, without notice, penalty, or premium.

4. Payments. Maker shall pay all Obligations in lawful money of the United States in immediately available funds to the bank account set forth on Exhibit A, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings or liabilities with respect thereto. Maker’s obligation to pay the Obligations pursuant to this Note shall be absolute and unconditional. Maker shall pay such amounts without reduction, abatement, diminution, deduction, counterclaim, set-off, offset, claim, credit, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Wafer Supply Agreement, originally dated as of March 2, 2009, as amended, among Maker, FoundryCo, and certain other parties (the “Wafer Supply Agreement”), or for any other reason whatsoever. If the bank account set forth on Exhibit A is not kept open through December 31, 2013, then no Default Interest shall become payable under this Note unless Payee or its transferee of this Note has provided Maker with bank account information for such payment at the same bank in the form set forth in Exhibit A by December 15, 2013.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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5. Events of Defaults. Each of the following events and occurrences shall constitute an Event of Default under this Note:

(a) The failure by Maker to pay any principal installment of or Default Interest on this Note, when and as the same shall become due and payable, whether at maturity, upon acceleration or otherwise;

(b) The failure of Maker to comply with the covenant set forth in Section 6 of this Note for a period of more than five calendar days;

(c) A default under any indebtedness for borrowed money by Maker that results in acceleration of the maturity of such indebtedness, or failure to pay any such indebtedness at maturity, in each case in an aggregate amount greater than fifty million dollars ($50,000,000); or

(d) If an order is made or if a resolution is passed which results in the bankruptcy of Maker or if Maker becomes insolvent or if a bankruptcy petition or a petition for winding up is filed or presented against Maker and not dismissed within sixty (60) days or if a receiver or trustee is appointed for Maker or for any assets of Maker.

If an Event of Default occurs and is continuing, then this Note shall forthwith mature and become due and payable immediately without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. No delay or failure by Payee in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by Payee hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

6. Cash. Maker shall at all times prior to the payment of all Obligations maintain cash balances in excess of the amount of all unpaid Obligations.

7. Notices. Any notices under this Note shall be given by personal delivery, by nationally recognized overnight courier service or by facsimile transmission with confirmation of receipt to the respective parties at their addresses specified beneath the signature line of this Note, in the case of Maker, and on Exhibit A, in the case of Payee. Notices shall be effective upon receipt or upon affirmative refusal to accept delivery.

8. Waivers. Maker and all others who may become liable for all or any part of the obligations evidenced by this Note, severally waive presentment for payment, protest, notice of protest, dishonor, notice of dishonor, demand, notice of non-payment, and the benefit of all statutes, ordinances, judicial rulings, and other legal principles of any kind, now or hereafter enacted or in force, affording any right of cure or any right to a stay of execution or extension of time for payment or exempting any property of such person from levy and sale upon execution of

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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any judgment obtained by the holder in respect of this Note. THE PARTIES WAIVE JURY TRIAL IN ANY ACTION TO ENFORCE OR INTERPRET, OR OTHERWISE ARISING FROM THIS NOTE. MAKER FURTHER WAIVES ANY RIGHTS IT MAY HAVE PURSUANT TO ANY LAWS CONCERNING USURY, MAXIMUM INTEREST OR OTHER SIMILAR MATTERS AS THEY RELATE TO THE TERMS OF THIS NOTE.

9. Governing Law; Jurisdiction and Venue. THIS NOTE AND THE PARTIES’ RIGHTS UNDER THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING ANY PRINCIPLES OF CONFLICTS OF LAW. Any suit, action or proceeding against the Maker to enforce any provision of this Note or any remedy hereunder may, at the option of the Payee, be brought in a federal court located in New York, New York, and the Maker hereby consents to the exclusive jurisdiction of such courts and waives any right or privilege to require that any such action be brought in any other jurisdiction or venue.

10. Severability. If any provision of this Note is invalid or unenforceable, then the other provisions shall remain in full force and effect.

11. Assignment and Transfer. The provisions of this Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Payee may assign, delegate or otherwise transfer any of its rights or obligations under this Note without Maker’s consent. Maker shall not assign, delegate or otherwise transfer its rights or obligations under this note without Payee’s prior written consent.

12. Amendments. This Note may be amended but only if such amendment is in writing and is signed by Maker and Payee.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, Maker by its duly authorized officer has executed this Promissory Note this [        ] day of [            ], 2012.

ADVANCED MICRO DEVICES, INC.

By:
Name:
Title:

Address for Notices:

ADVANCED MICRO DEVICES, INC.
7171 Southwest Parkway
MS B100.T
Austin, Texas 78735
Attention: General Counsel
Facsimile: (512) 602-0148

With a copy to (which shall not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attention: Tad J. Freese
Christopher Kaufman
Facsimile: 650-463-2600

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Bank Account and Payee Notices Information

Payments should be wired to:

Beneficiary Name: GLOBALFOUNDRIES INC.

[****]

Account Number: [****]

ABA for Wire: [****]

Swift code: [****]

Notices should be sent to:

GLOBALFOUNDRIES INC.

P.O. Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Fax: (345) 949-8080

Attn: Suzanne Correy

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.